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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K


                          Current Report Pursuant to
                          Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):        September 26, 1997
                                                   -----------------------------

                   Home Health Corporation of America, Inc.
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            (Exact name of registrant as specified in its charter)


                                 Pennsylvania
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                (State or other jurisdiction of incorporation)

            0-26938                                      23-2224800
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    (Commission file number)               (I.R.S. Employer Identification No.)

2200 Renaissance Boulevard, Suite 300, King of Prussia, Pennsylvania      19406
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    (Address of principal executive offices)                        (Zip Code)

                                 (610) 272-1717
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              (Registrant's telephone number, including area code)
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Item 5.        Other Events
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               On September 26, 1997, Home Health Corporation of America, Inc.
               ("HHCA") entered into an Agreement and Plan of Merger by and among HHCA, HHCA Acquisition Corporation, Inc., a wholly-owned subsidiary of HHCA, and U.S. HomeCare Corporation ("USHO") (the
               "Merger Agreement"). Under the terms of the Merger Agreement,
               USHO will become a wholly-owned subsidiary of HHCA, with USHO shareholders receiving HHCA common stock in exchange for their USHO common stock and USHO preferred stock (the "Merger").
               The Merger will be structured as a tax-free reorganization and accounted for as a pooling of interests. The Merger is subject to a number of conditions, including approval by the stockholders of HHCA and USHO.


Item 7.        Financial Statements and Exhibits
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               Exhibit 10.1      Agreement and Plan of Merger, dated as of
               ------------      September 26, 1997, among Home Health
                                 Corporation of America, Inc., HHCA Acquisition
                                 Corporation, Inc., and U.S. HomeCare
                                 Corporation.

               Exhibit 99.1      Joint Press Release of Home Health Corporation
               ------------      of America, Inc. and U.S. HomeCare Corporation,
                                 dated September 29, 1997.
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                                  SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Home Health Corporation of America, Inc.
                                        (Registrant)

                                  By: /s/ Bruce J. Feldman, President, Chief
                                      --------------------------------------
                                      Executive Officer, Director and
                                      -------------------------------
                                      Chairman of the Board
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Dated: October 7, 1997